SECURITIES AND EXCHANGE COMMISSION

                  WASHINGTON, D.C.   20549
                    ____________________

                          FORM 8-K

                       CURRENT REPORT


             Pursuant to Section 13 or 15(d) of
             the Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported):  July 1,
1997


International Thoroughbred Breeders,Inc.
   (Exact name of registrant as specified in its charter)


Delaware                0-9624              22-2332039
(State or other       (Commission       (I.R.S. Employer
 jurisdiction          File Number)     Identification No.)
of incorporation)



       P.O. Box 1232
       Cherry Hill, NJ                          08034
(Address of principal executive offices)     (Zip Code)


Registrant's telephone number, including area code:
609-488-3838



Item 2.   Other Events.

          On July 1, 1997, International Thoroughbred
Breeders, Inc. (the "Company") issued 2,093,868 shares of its Common Stock, $2.00 par value (the "Shares"), to Casino-Co Corporation ("Casino-Co"), a Nevada corporation and wholly-owned subsidiary of Las Vegas Entertainment Network, Inc. ("LVEN"), a Delaware corporation, in exchange for cancellation of a $10.5 million secured promissory note dated January 24, 1996 (the "Note") issued by the Company and its wholly-owned subsidiary, Orion Casino Corporation, to LVEN's wholly-owned subsidiary, Country Land Properties,
Inc. ("CLP") in connection with the acquisition of the El
Rancho property in Las Vegas, which Note had previously been assigned by CLP to Casino-Co (the "Conversion"). The
Company also issued 232,652 shares of its Common Stock to Credit Suisse First Boston Mortgage Capital LLC ("CSFB"), the Company's principal lender, in consideration of CSFB's consent to the Conversion. The shares issued to Casino-Co and CSFB were based on a $5.00 per share valuation.

          Casino-Co and LVEN granted a proxy to Nunzio P. DeSantis, the Company's Chief Executive Officer, to vote all or any portion of the 2,093,868 shares of the Company's Common Stock until the occurrence of certain events, including the repayment of the Company's obligations to CSFB or the distribution of the Shares to LVEN's shareholders generally. The Company also granted Casino-Co registration rights with respect to the Shares.

          In a separate transaction, the Company is discussing with LVEN the acquisition of Casino-Co which holds a right to receive certain contingent consideration based on the "adjusted cash flow" from the development of the Las Vegas property. The acquisition is subject to, among other things, an independent valuation of Casino-Co, the receipt of independent fairness opinions and Board and shareholder approval. There can be no assurance that such transaction will be completed.

Item 7.   Financial Statements, Pro Forma Financial
Information and Exhibits

          (c)  Exhibits.

               The following exhibits are filed as part of this Report:

               10.1 Proxy dated July 1, 1997 of LVEN and
                    Casino-Co granted to Nunzio P. DeSantis.

               10.2 Registration Rights Agreement dated July
                    1, 1997 between the Company and Casino-Co.


                           SIGNATURE

          Pursuant to the requirements of the Securities
Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  July 15, 1997                   INTERNATIONAL
                                        THOROUGHBRED
                                        BREEDERS, INC.


                                   By/s/William H. Warner
                                        William H. Warner,Treasurer,
                                        Principal Financial and
                                        Accounting Officer

                           EXHIBIT INDEX


Exhibit No.         Description of Document


10.1                Proxy dated July 1, 1997 of LVEN and Casino-Co granted to
                    Nunzio P. DeSantis.

10.2 Registration Rights Agreement dated July 1, 1997 between the Company and Casino-Co.




                            PROXY


          KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned hereby appoints Nunzio P. DeSantis ("Mr. DeSantis"), with full power of substitution and resubstitution, as the lawful proxy for the undersigned, to vote all or any portion of the 2,093,868 shares (the "Conversion Shares") of Common Stock of International Thoroughbred Breeders, Inc., a Delaware corporation ("ITB"), which either of the undersigned is now and/or hereafter may be entitled to vote, for and in the name, place and stead of the undersigned, at any annual, special or other meeting of the holders of shares of voting stock of ITB and at any adjournment thereof, or pursuant to any consent in lieu of a meeting, at which meeting or in connection with such consent action shall be taken, and hereby grants to Mr. DeSantis all the powers the undersigned should possess if personally present thereat or as if executing such a consent. The following proxy is coupled with an interest and, therefore, is not terminable by the undersigned until the earlier of
(i) the date on which the loan and all of the other obligations of ITB and certain of its direct and indirect subsidiaries owing to Credit Suisse First Boston Mortgage Capital LLC, a Delaware limited liability company ("CSFB"), under the Loan Agreement dated May 23, 1997 among CSFB, ITB and certain of its direct and indirect subsidiaries, and the related loan documents, have been repaid in full, (ii) the date on which the Conversion Shares are distributed to the shareholders of Las Vegas Entertainment Network, Inc. generally, (iii) the date on which the undersigned sell the Conversion Shares to or the undersigned (if then a holder of Conversion Shares) is acquired by, or merged with or into, a person or entity that is not affiliated with the undersigned or Mr. Joseph A. Corazzi and (iv) the date on which Mr. DeSantis dies or becomes mentally incompetent, in any of which event, the undersigned may revoke this Proxy by filing with the Secretary of ITB a written notice of said revocation subscribed by the undersigned. The undersigned hereby waives any formal or documentary defect which might cause the Proxy granted hereunder to be invalid and unenforceable. The undersigned hereby agree to execute such other instruments as Mr. DeSantis shall reasonably request to confirm the validity and enforceability of the Proxy granted hereunder.

          IN WITNESS WHEREOF, the undersigned have executed and delivered this Proxy on this 1st day of July, 1997.





                              LAS VEGAS ENTERTAINMENT NETWORK, INC.,
                              a Delaware corporation


                              By:/s/ Joseph A. Corazzi
                                Joseph A. Corazzi, President


                              CASINO-CO CORPORATION,
                              a Nevada corporation


                              By:/s/ Joseph A. Corazzi
                                Joseph A. Corazzi, President




                REGISTRATION RIGHTS AGREEMENT


          THIS REGISTRATION RIGHTS AGREEMENT (this
"Agreement"), dated July 1, 1997 by and between INTERNATIONAL THOROUGHBRED BREEDERS, INC., a Delaware corporation (the "Company"), and CASINO-CO CORPORATION, a
Nevada corporation ("Casino-Co").

                         BACKGROUND

          The Company has agreed, upon the terms and conditions set forth in that certain Tri-Party Agreement dated as of May 23, 1997 (the "Tri-Party Agreement") among the Company, Las Vegas Entertainment Network, Inc., a
Delaware corporation and the parent of Casino-Co ("LVEN"), and Credit Suisse First Boston Mortgage Capital LLC, a
Delaware limited liability company, to issue 2,093,868 shares (the "Conversion Shares") of Common Stock of the
Company, $2.00 par value, in exchange for that certain promissory note issued by the Company and its wholly-owned subsidiary, Orion Casino Corporation, to LVEN's wholly-owned subsidiary, Countryland Properties, Inc. ("CLP"), which promissory note has been assigned by CLP to, and is presently held by, Casino-Co. The Tri-Party Agreement provides for certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any other similar successor statute (collectively, the "Securities Act"), with respect to the Conversion Shares in order to induce LVEN and Casino-Co to enter into the transactions contemplated by the Tri-Party Agreement.

          NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and intending to be legally bound hereby, the Company and Casino-Co hereby agree as follows:

          1.   Certain Definitions.  As used in this
Agreement, the following terms shall have the following respective meanings:

               (a)  "Commission" means the Securities and
Exchange Commission, or any other federal agency at the time administering the Securities Act.

               (b)  "Exchange Act" means the Securities
Exchange Act of 1934 or any successor federal statute, and the rules and regulations of the Commission issued under such Exchange Act, as they each may, from time to time, be in effect.

               (c)  "Registration Statement" means a
registration statement filed by the Company with the Commission for a public offering and sale of equity securities of the Company (other than a registration statement on Form S-8 or Form S-4, or their successors, or any other form for a limited purpose, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another corporation).

               (d)  "Registration Expenses" means the
expenses described in Section 5 hereof.

               (e)  "Registrable Shares" means the
Conversion Shares and any other shares of Common Stock of the Company issued in respect of such shares (because of stock splits, stock dividends, reclassifications, recapitalizations, or similar events); provided, however, that shares of Common Stock which are Registrable Shares shall cease to be Registrable Shares upon any sale pursuant to a Registration Statement or any other sale or transfer of the Registrable Shares in any manner to any person or entity.

          2.   Piggy-Back Registration.

               (a) If at any time and from time to time the Company proposes to file a Registration Statement, it will, prior to such filing, give written notice to Casino-Co of its intention to do so and, upon the written request of Casino-Co given within 20 days after the Company provides such notice (which request shall specify the Registrable
Shares intended to be disposed of by Casino-Co and the intended method of disposition thereof), the Company, subject to the provisions hereof, shall use its best efforts to cause all Registrable Shares which the Company has been requested by Casino-Co to register to be registered under the Securities Act to the extent necessary to permit their sale or other disposition in accordance with the intended methods of distribution specified in the request of Casino-Co; provided that the Company shall have the right to postpone or withdraw any registration effected pursuant to this Section 2 hereof without obligation to Casino-Co.

               (b)  In connection with any offering under
this Section 2 involving an underwriting, the Company shall not be required to include any Registrable Shares in such underwriting unless Casino-Co accepts the terms of the underwriting as agreed upon between the Company and the underwriters selected by it, and then only in such quantity as will not, in the opinion of the underwriters, jeopardize the success of the offering by the Company. If, in the opinion of the managing underwriter, the registration of all, or part of, the Registrable Shares which Casino-Co has requested to be included would materially and adversely affect such public offering, then the Company shall be required to include in the underwriting only that number of Registrable Shares, if any, which the managing underwriter believes may be sold without causing such adverse effect. If the number of Registrable Shares to be included in the underwriting in accordance with the foregoing is less than the total number of Registerable Shares which Casino-Co has requested to be included, then Casino-Co and other holders of securities entitled to include securities in such registration shall participate in the underwriting pro rata based upon the relative number of shares of Common Stock Casino-Co and each holder of such other securities has requested to be included in such registration.

          3. Demand Registration Rights. Upon the request of Casino-Co and, subject to the provisions hereof, the Company will use its best efforts to cause such of the Registrable Shares as may be requested by Casino-Co to be registered under the Securities Act as expeditiously as possible. The Company shall not be required to effect more than two registrations pursuant to this Section 3; provided, however, that each obligation shall be deemed satisfied when a Registration Statement covering Registrable Shares specified in notices received as aforesaid, for sale in accordance with the method of disposition specified by Casino-Co, shall become effective and shall have remained effective for at least 60 days (provided that if the reason that the Registration Statement does not become effective is as a direct result of the gross negligence or willful misconduct of Casino-Co, such attempt at registration shall satisfy the requirements of a "demand" registration under this Section 3). The Company will be entitled to include in any registration statement referred to in this Section 3 for sale in accordance with the method of disposition specified above, securities to be sold by the Company for its own account and securities of any other holder having registration rights, unless in the opinion of the managing underwriter (if such method of disposition shall be an underwritten public offering), such inclusion would adversely affect the marketing of the Registrable Shares to be sold.

          4. Registration Procedures. If and whenever the Company is required by the provisions of this Agreement to use its best efforts to effect the registration of any of the Registrable Shares under the Securities Act, the Company shall:

               (a)  prepare and file with the Commission a
Registration Statement with respect to such Registrable Shares and use its best efforts to cause that Registration Statement to become and remain effective, provided, however, that the Company may discontinue any registration of its securities which is being effected pursuant to Section 2 herein at any time prior to the effective date of the Registration Statement relating thereto;

               (b)  as soon as reasonably practicable
prepare and file with the Commission any amendments and supplements to the Registration Statement and the prospectus included in the Registration Statement as may be necessary to keep the Registration Statement effective until the earlier of (i) the period of time required by the Commission, or (ii) 120 days from the effective date;

               (c)  as soon as reasonably practicable
furnish to Casino-Co such reasonable numbers of copies of the prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as Casino-Co may reasonably request in order to facilitate the public sale or other disposition of the Registrable Shares owned by Casino-Co;

               (d)  as soon as reasonably practicable use
its best efforts to register or qualify the Registrable Shares covered by the Registration Statement under the securities or Blue Sky laws of states within the United States as Casino-Co shall reasonably request; provided, however, that the Company shall not be required in connection with this subsection 4(d) to (i) qualify as a foreign corporation in any jurisdiction where, but for the requirements of this subsection 4(d), it would not be obligated to be so qualified, (ii) execute a general consent to service of process in any jurisdiction, (iii) subject itself to taxation in any such jurisdiction, or (iv) register in any state requiring, as a condition to registration, escrow or surrender of any Company securities held by any security holder other than Casino-Co; and

               (e)  if an underwritten public offering,
obtain a comfort letter from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by comfort letters and an opinion from the Company's counsel in customary form and covering such matters of the type customarily covered in public issuances of securities, in each case addressed to Casino-Co.

          If the Company has delivered a preliminary or final prospectus to Casino-Co and after having done so the prospectus is amended to comply with the requirements of the Securities Act, the Company shall promptly notify Casino-Co and, if requested, Casino-Co shall immediately cease making offers of Registrable Shares and return all prospectuses to the Company. The Company shall promptly provide Casino-Co with revised prospectuses and, following receipt of the revised prospectuses, Casino-Co shall be free to resume making offers of the Registrable Shares.

          Notwithstanding any other provisions of this Agreement, upon receipt by Casino-Co of a written notice signed by the Chief Executive Officer, Chief Operating Officer or Chief Financial Officer of the Company, to the effect set forth below, the Company shall not be obligated during a reasonable period of time thereafter to effect any registrations pursuant to this Agreement, and Casino-Co agrees that it will immediately suspend sales of shares under any effective Registration Statement for a reasonable period of time, in either case not to exceed 90 days, at any time during which, in the Company's reasonable judgment, (i) there is a development involving the Company or any of its affiliates which is material but which has not yet been publicly disclosed or (ii) sales pursuant to the Registration Statement would materially and adversely affect an unwritten public offering for the account of the Company and any other material financing project where a proposed or pending material merger or other material acquisition or material business combination or material disposition of the Company's assets, to which the Company or any of its affiliates is, or is expected to be, a party. In the event a registration is postponed or sales by Casino-Co pursuant to an effective Registration Statement are suspended in accordance with this paragraph, there shall be added to the period during which the Company is obligated keep a registration effective the number of days for which the registration was postponed or sales were suspended.

          5. Expenses of Registration. The Company will pay all Registration Expenses of all registrations under this Agreement. For purposes of this Agreement, the term "Registration Expenses" shall mean all expenses incurred by the Company in complying with this Agreement, including without limitation, all registration and filing fees, exchange listing fees, printing expenses, the fees and disbursements of counsel for the Company and the reasonable fees and disbursements of one counsel selected by Casino-Co, the fees and disbursements of the Company's accountants, state Blue Sky fees and expenses, and the expense of any special audits incident to or required by any such registration, but excluding underwriting discounts, selling commissions and the fees and expenses of Casino-Co's own counsel.

          6.   Indemnification.

               (a)  Indemnification of Casino-Co.  In the
event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, the Company will indemnify and hold harmless Casino-Co, each of its directors and officers and each other person, if any, who controls Casino-Co within the meaning of the Securities Act or the Exchange Act against any losses, claims, damages or liabilities to which Casino-Co or controlling person may become subject under the Securities Act, the Exchange Act, Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to such Registration Statement, or arise out of or are based upon the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; and the Company will reimburse Casino-Co and each such controlling person for any legal or any other expenses reasonably incurred by Casino-Co or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or omission made in such Registration Statement, preliminary prospectus or prospectus, or any such amendment or supplement, in reliance upon and in conformity with information furnished to the Company, in writing, by or on behalf of Casino-Co or controlling person specifically for use in the preparation thereof; and provided further, however, that any indemnification contained in this paragraph with respect to any preliminary prospectus shall not inure to the benefit of any person who otherwise is entitled to indemnification hereunder on account of any loss, liability, claim, damage or expense if a copy of an amended or supplemental preliminary prospectus, or the final prospectus, shall have been delivered or sent to such person within the time required by the Securities Act, and the untrue statement or omission of a material fact was corrected in such amended or supplemental preliminary prospectus or final prospectus and provided that such person did not deliver such amended or supplemental preliminary prospectus or final prospectus on a timely basis.

               (b)  Indemnification of the Company.  In the
event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, Casino-Co will indemnify and hold harmless the Company, each of its directors and officers and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities, joint or several, to which the Company, such directors and officers or controlling persons may become subject under the Securities Act, Exchange Act, Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration
Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration
Statement, or any amendment or supplement to the Registration Statement, or arise out of or are based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, if the statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of Casino-Co or controlling person, specifically for use in connection with the preparation of such Registration
Statement, prospectus, amendment or supplement.

               (c) Notice of Claim. Each party entitled to indemnification under this Section 6 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld); and, provided, further, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 6 unless the failure to provide such notice materially prejudices the defense by the Indemnifying Party against such claim. The Indemnified Party may participate in such defense at such party's expense (provided that the counsel of the Indemnifying Party shall control the defense of such claim or proceeding); provided, however, that the Indemnifying Party shall pay such expense if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would, in the opinion of counsel of the Indemnified Party, be inappropriate due to actual or potential differing interests between the Indemnified Party and any other party represented by such counsel in such proceeding, it being understood, however, that in such event, the Indemnifying Party shall be liable for the reasonable fees and expenses of only one counsel for the Indemnified Parties. No Indemnifying Party, in the defense of any such claim or litigation shall as to an Indemnified Party, except with the consent of such Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation, and no Indemnified Party shall consent to entry of any judgment or settle such claim or litigation without the prior written consent of the Indemnifying Party.

          7. Underwriting Agreement. In the event that Registrable Shares are sold pursuant to a Registration Statement in an underwritten offering, Casino-Co agrees to enter into an underwriting agreement in customary form with the underwriter or underwriters selected for the underwriting (together with the Company and other holders of securities distributing their shares through such underwriting), containing customary representations and warranties with respect to Casino-Co, including without limitation, customary provisions with respect to indemnification by Casino-Co of the underwriters of such offering.

          8. Rule 144. The Company covenants that it will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder (or, if the Company is not required to file such reports, it will, upon the request of Casino-Co, make publicly available such information as necessary to permit sales pursuant to Rule 144 under the Securities Act) and it will do all such other acts and things from time to time as requested by Casino-Co to the extent required from time to time to enable Casino-Co to sell Registrable Shares without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereunder adopted by the Commission.

          9. Cooperation. Casino-Co shall furnish to the Company such information regarding Casino-Co and the distribution proposed by Casino-Co as the Company may from time to time request in writing, and shall do such reasonable acts and things as the Company may from time to time request, with respect to any registration, qualification or compliance referred to in this Agreement and in order to permit the Company to comply with the requirements of law. Any failure by Casino-Co to make available such information or to do such acts and things shall constitute a waiver by Casino-Co of its rights to include Casino-Co's Registrable Shares in any such registration.

          10. Lock-Up Agreement. Casino-Co, if requested by the Company and an underwriter of Common Stock or other securities of the Company, shall agree not to sell or otherwise transfer or dispose of any Registrable Shares or other securities of the Company held by Casino-Co for a specified period of time (not to exceed 180 days) following the effective date of a Registration Statement. Such agreement shall be in writing in a form satisfactory to the Company and such underwriter. The Company may impose stop transfer instructions with respect to the Registrable Shares or other securities subject to the foregoing restriction until the end of the lock-up period.

          11. Restriction on Resale. Unless otherwise agreed by the Company, until the date on which there are no Registrable Shares, Casino-Co agrees that it will not resell such Registrable Shares without registration under the Securities Act, compliance with Rule 144 under the Securities Act or an opinion of counsel for the Company, addressed to the Company, to the effect that no such registration is required. All reasonable costs, fees and expenses of counsel in connection with such opinion shall be borne by the Company.

          12.  Miscellaneous.

               (a)  Controlling Law.  This Agreement shall
be governed by and construed in accordance with the laws of the State of New Jersey.

               (b)  Notices.  All notices and other
communications hereunder shall be in writing and shall be sent by certified mail, postage prepaid, return receipt requested; by an overnight express courier service that provides written confirmation of delivery; or by facsimile with written confirmation by the sending machine or with telephone confirmation of receipt, addressed as follows:

                    (i)  If to Company:

                         Nunzio P. DeSantis, Chief Executive
                         Officer
                         Route 70 and Haddonfield Road
                         Cherry Hill, NJ 08034
                         Fax:  609-488-3835

                    (ii) If to Casino-Co:

                         Joseph A. Corazzi, President
                         1801 Century Park East, Suite 2300
                         Los Angeles, CA 90067
                         Fax:  310-551-0011

          Any party may alter the address to which communications or copies are to be sent by giving notice of such change of address in conformity with the provisions of this paragraph for the giving of notice.

               (c)  Binding Nature of Agreement.  This
Agreement shall be binding upon and inure to the benefit of Company and its successors and assigns and shall be binding upon Casino-Co and its successors. This Agreement may not be assigned by Casino-Co other than to LVEN and/or an entity which is a wholly-owned subsidiary of LVEN and to which, in either case, all or some portion of the Registrable Shares are transferred.

               (d)  Execution in Counterparts.  This
Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. This Agreement shall become binding when one or more counterparts hereof, individually taken together, shall bear the signatures of all of the parties reflected hereon as the signatories.

               (e) Provisions Separable. The provisions of this Agreement are independent of and separable from each other, and no provision shall be affected or rendered invalid or unenforceable by virtue of the fact that for any reason any other or others of them may be invalid or unenforceable in whole or in part.

               (f)  Entire Agreement.  This Agreement
contains the entire understanding among the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements and understandings, inducements or conditions, express or implied, oral or written, except as herein contained. This Agreement may not be modified or amended other than by an agreement in writing.

               (g)  Paragraph Headings.  The paragraph
headings in this Agreement are for convenience only; they form no part of this Agreement and shall not affect its interpretation.

          IN WITNESS WHEREOF, the parties executed and delivered this Agreement on the date first above written.

                                   INTERNATIONAL
                                   THOROUGHBRED BREEDERS,
                                   INC.



                                   By:/s/ Nunzio P. DeSantis
                                        Nunzio P. DeSantis,
                                        Chief Executive
                                        Officer


                                   CASINO-CO CORPORATION



                                   By:/s/ Joseph A. Corazzi
                                        Joseph A. Corazzi,
                                        President